                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 26, 2004


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                                 1-14337                  36-2875386
----------------------------           -----------                ----------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

1300 East Ninth Street, Cleveland, Ohio                               44114
------------------------------------------                         ------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code: 216-696-7000

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.

                99.1       Press release dated February 26, 2004.

Item 12.  Results of Operations and Financial Condition.

On February 26, 2004, Penton Media, Inc. issued a press release announcing fourth quarter and full year 2003 financial results, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              Penton Media, Inc.


                                              By: /s/ Preston L. Vice
                                                  --------------------------
                                                  Name:  Preston L. Vice
                                                  Title: Chief Financial Officer


Date:  February 26, 2004

                                  EXHIBIT INDEX


Exhibit                 Description
-------                 -----------
99.1                    Press release dated February 26, 2004.